File # 200707510079

State of California
Secretary of State

FILED
In the office of the Secretary of State
of the State of California

FEB 20 2007

LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION

A $70.00 filing fee must accompany this form.

IMPORTANT – Read instructions before completing this form.

This Space For Filing Use Only

ENTITY NAME (End the name with the words "Limited Liability Company," "Ltd. Liability Co.," or the abbreviations "LLC" or "L.L.C.")

1. NAME OF LIMITED LIABILITY COMPANY

Center for Education in TV and Radio LLC

PURPOSE (The following statement is required by statute and may not be altered.)

2. THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3. NAME OF INITIAL AGENT FOR SERVICE OF PROCESS

Rolando Nichols

4. IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA	CITY	STATE	ZIP CODE
2740 California Street	Torrance	CA	90503

MANAGEMENT (Check only one)

5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY:

- [x] ONE MANAGER
- [ ] MORE THAN ONE MANAGER
- [ ] ALL LIMITED LIABILITY COMPANY MEMBER(S)

ADDITIONAL INFORMATION

6. ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.

EXECUTION

7. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED

[signature]
SIGNATURE OF ORGANIZER

Feb-15-2007
DATE

Rolando Nichols
TYPE OR PRINT NAME OF ORGANIZER

RETURN TO (Enter the name and the address of the person or firm to whom a copy of the filed document should be returned.)

8. NAME: Rolando Nichols

FIRM:

ADDRESS: 223 S. Gale Dr.

CITY/STATE/ZIP: Beverly Hills, Ca. 90211